                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.  ESL PARTNERS, L.P.

Item                                 Information

Name:                                ESL Partners, L.P.

Address:                             1170 Kane Concourse, Suite 200, Bay Harbor,
                                     FL 33154

Designated Filer:                    Edward S. Lampert

Date of Event Requiring Statement    June 16, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading    Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s)  10% Owner
to Issuer:

If Amendment, Date Original Filed    Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:    Form filed by More than One Reporting
                                     Person

Signature:                           By:    RBS Partners, L.P.
                                     Its:   General Partner

                                     By:    ESL Investments, Inc.
                                     Its:   General Partner

                                     By:    /s/ Edward S. Lampert
                                            -----------------------------------
                                     Name:  Edward S. Lampert
                                     Title: Chief Executive Officer
                                     Date:  June 18, 2014

2.  SPE I PARTNERS, LP

Item                                 Information

Name:                                SPE I Partners, LP

Address:                             1170 Kane Concourse, Suite 200, Bay Harbor,
                                     FL 33154

Designated Filer:                    Edward S. Lampert

Date of Event Requiring Statement    June 16, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading    Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s)  10% Owner
to Issuer:

If Amendment, Date Original Filed    Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:    Form filed by More than One Reporting
                                     Person

Signature:                           By:    RBS Partners, L.P.
                                     Its:   General Partner

                                     By:    ESL Investments, Inc.
                                     Its:   General Partner

                                     By:    /s/ Edward S. Lampert
                                            -----------------------------------
                                     Name:  Edward S. Lampert
                                     Title: Chief Executive Officer
                                     Date:  June 18, 2014

3.  SPE MASTER I, LP

Item                                 Information

Name:                                SPE Master I, LP

Address:                             1170 Kane Concourse, Suite 200, Bay Harbor,
                                     FL 33154

Designated Filer:                    Edward S. Lampert

Date of Event Requiring Statement    June 16, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading    Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s)  10% Owner
to Issuer:

If Amendment, Date Original Filed    Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:    Form filed by More than One Reporting
                                     Person

Signature:                           By:    RBS Partners, L.P.
                                     Its:   General Partner

                                     By:    ESL Investments, Inc.
                                     Its:   General Partner

                                     By:    /s/ Edward S. Lampert
                                            -----------------------------------
                                     Name:  Edward S. Lampert
                                     Title: Chief Executive Officer
                                     Date:  June 18, 2014

4.  RBS PARTNERS, L.P.

Item                                 Information

Name:                                RBS Partners, L.P.

Address:                             1170 Kane Concourse, Suite 200, Bay Harbor,
                                     FL 33154

Designated Filer:                    Edward S. Lampert

Date of Event Requiring Statement    June 16, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading    Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s)  10% Owner
to Issuer:

If Amendment, Date Original Filed    Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:    Form filed by More than One Reporting
                                     Person

Signature:                           By:    ESL Investments, Inc.
                                     Its:   General Partner

                                     By:    /s/ Edward S. Lampert
                                            -----------------------------------
                                     Name:  Edward S. Lampert
                                     Title: Chief Executive Officer
                                     Date:  June 18, 2014

5.  ESL INSTITUTIONAL PARTNERS, L.P.

Item                                 Information

Name:                                ESL Institutional Partners, L.P.

Address:                             1170 Kane Concourse, Suite 200, Bay Harbor,
                                     FL 33154

Designated Filer:                    Edward S. Lampert

Date of Event Requiring Statement    June 16, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading    Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s)  10% Owner
to Issuer:

If Amendment, Date Original Filed    Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:    Form filed by More than One Reporting
                                     Person

Signature:                           By:    RBS Investment Management, L.L.C.
                                     Its:   General Partner

                                     By:    ESL Investments, Inc.
                                     Its:   Manager

                                     By:    /s/ Edward S. Lampert
                                            -----------------------------------
                                     Name:  Edward S. Lampert
                                     Title: Chief Executive Officer
                                     Date:  June 18, 2014

6.  RBS INVESTMENT MANAGEMENT, L.L.C.

Item                                 Information

Name:                                RBS Investment Management, L.L.C.

Address:                             1170 Kane Concourse, Suite 200, Bay Harbor,
                                     FL 33154

Designated Filer:                    Edward S. Lampert

Date of Event Requiring Statement    June 16, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading    Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s)  10% Owner
to Issuer:

If Amendment, Date Original Filed    Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:    Form filed by More than One Reporting
                                     Person

Signature:                           By:    ESL Investments, Inc.
                                     Its:   Manager

                                     By:    /s/ Edward S. Lampert
                                            -----------------------------------
                                     Name:  Edward S. Lampert
                                     Title: Chief Executive Officer
                                     Date:  June 18, 2014

7.  CRK PARTNERS, LLC

Item                                 Information

Name:                                CRK Partners, LLC

Address:                             1170 Kane Concourse, Suite 200, Bay Harbor,
                                     FL 33154

Designated Filer:                    Edward S. Lampert

Date of Event Requiring Statement    June 16, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading    Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s)  10% Owner
to Issuer:

If Amendment, Date Original Filed    Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:    Form filed by More than One Reporting
                                     Person

Signature:                           By:    ESL Investments, Inc.
                                     Its:   Sole Member

                                     By:    /s/ Edward S. Lampert
                                            -----------------------------------
                                     Name:  Edward S. Lampert
                                     Title: Chief Executive Officer
                                     Date:  June 18, 2014

8.  ESL INVESTMENTS, INC.

Item                                 Information

Name:                                ESL Investments, Inc.

Address:                             1170 Kane Concourse, Suite 200, Bay Harbor,
                                     FL 33154

Designated Filer:                    Edward S. Lampert

Date of Event Requiring Statement    June 16, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading    Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s)  10% Owner
to Issuer:

If Amendment, Date Original Filed    Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:    Form filed by More than One Reporting
                                     Person

Signature:
                                     By:    /s/ Edward S. Lampert
                                            -----------------------------------
                                     Name:  Edward S. Lampert
                                     Title: Chief Executive Officer
                                     Date:  June 18, 2014